Exhibit 99.6

FORM OF LOCK-UP AGREEMENT

Final Form

This Lock-Up Agreement (this “Agreement”) is dated as of [●], 2021 (the “Effective Date”) by and between Olive Ventures Holding, Inc., a Delaware corporation (including any of its successors or assigns, “PubCo”) and ________________ (the “Holder”). Each of PubCo and Holder, a “Party” and collectively as the “Parties”. Capitalized terms used but not defined in this Agreement shall have the respective meanings ascribed to such terms in the BCA.

RECITALS

WHEREAS, PubCo entered into a Business Combination Agreement with OP Group Holdings, LLC, a Delaware limited liability company (the “Company”), MDH Acquisition Corp., a Delaware corporation (“MDH”), Milestone Merger Sub Inc., a Delaware corporation and wholly-owned subsidiary of PubCo (“Milestone Merger Sub”), MDH Merger Sub Inc., a Delaware corporation and wholly-owned subsidiary of PubCo (“MDH Merger Sub,” and together with Milestone Merger Sub, the “Merger Subs”), Paylink Holdings Inc., a Delaware corporation (“Blocker”), Normandy Holdco LLC, a Delaware limited liability company (“Blocker Owner”), MDIH Sponsor LLC, a Delaware limited liability company (“Sponsor”), and CF OMS LLC, a Delaware limited liability company (“CF OMS”), dated as of July 21, 2021 (as amended or modified from time to time in accordance with the terms of such agreement, the “BCA”).

WHEREAS, contemporaneously with the execution and delivery of this Agreement and the consummation of the Transactions, PubCo will enter into (i) an Investor Rights Agreement with Sponsor, CF OMS and Blocker Owner (collectively, the “Investor Parties”), dated as of the Effective Date (the “Investor Rights Agreement”) and (ii) a Registration Rights Agreement with the Investor Parties (the “Registration Rights Agreement”), pursuant to which, in each case, the Investor Parties shall agree to certain rights and restrictions with respect to shares held in PubCo, including shares in PubCo received as consideration pursuant to the BCA.

WHEREAS, as a result of the consummation of the Transactions, among other things, the Holder has received Lock-Up Securities (as defined below).

WHEREAS, the Parties desire to set forth their agreement with respect to certain matters, in each case, in accordance with the terms and conditions of this Agreement with respect to the Lock-Up Securities received by Holder under the BCA.

NOW, THEREFORE, the Parties agree as follows:

ARTICLE I
Lock Up

Section 1.1      Lock-Up.

(a)            Holder shall not Transfer, or make a public announcement of any intention to effect a Transfer, of any Lock-Up Securities Beneficially Owned or otherwise held by the Holder during the Lock-Up Period. Such prohibition shall not apply to Transfers permitted pursuant to Section 1.2.

(b)            During the Lock-Up Period, any purported Transfer of Lock-Up Securities other than in accordance with this Agreement shall be null and void, and PubCo shall refuse to recognize any such Transfer for any purpose.

(c)            The Holder acknowledges and agrees that, notwithstanding anything to the contrary herein, the PubCo Capital Stock and the Equity Interests in the Company, as the case may be, Beneficially Owned by the Holder, shall remain subject to any restrictions on Transfer under applicable securities Laws of any Governmental Entity, including all applicable holding periods under the Securities Act and other rules of the SEC, and under the Company A&R LLCA.

(d)            During the Lock-Up Period, each certificate or book-entry position evidencing any Lock-Up Securities shall be marked with a legend in substantially the following form, in addition to any other applicable legends:

“THE SECURITIES REPRESENTED HEREBY ARE SUBJECT TO RESTRICTIONS ON TRANSFER SET FORTH IN A LOCK-UP AGREEMENT, DATED AS OF [●] 2021, BY AND AMONG THE ISSUER OF SUCH SECURITIES AND THE HOLDER OF THE SECURITIES (OR THE PREDECESSOR IN INTEREST TO THE SECURITIES). A COPY OF SUCH LOCK-UP AGREEMENT WILL BE FURNISHED WITHOUT CHARGE BY THE ISSUER TO THE HOLDER HEREOF UPON WRITTEN REQUEST.”

(e)            For the avoidance of doubt, each Holder shall retain all of its rights as a stockholder of PubCo with respect to the Lock-Up Securities during the Lock-Up Period, including the right to vote any Lock-Up Securities that are entitled to vote. PubCo agrees to (i) instruct its transfer agent to remove the legend in clause (d) immediately above upon the expiration of the Lock-Up Period and (ii) if requested by the transfer agent, cause its legal counsel to deliver the necessary legal opinions, if any, to the transfer agent in connection with the instruction under subclause (i).

Section 1.2      Permitted Transfers. Notwithstanding anything to the contrary contained in this Agreement, during the Lock-Up Period, the Holder may Transfer, without the consent of PubCo, any of its Lock-Up Securities to (i) any of its Permitted Transferees, upon written notice to PubCo or (ii) (a) a charitable organization, upon written notice to PubCo; (b) in the case of an individual, by virtue of laws of descent and distribution upon death of the individual; (c) in the case of an individual, pursuant to a qualified domestic relations order; or (d) pursuant to any liquidation, merger, stock exchange or other similar transaction which results in all of PubCo’s stockholders having the right to exchange their shares of PubCo Capital Stock for cash, securities or other property subsequent to the Effective Date. In connection with any Transfer of such Lock-Up Securities pursuant to clause (ii) of the immediately preceeding sentence, (x) the restrictions and obligations contained in Section 1.1 and this Section 1.2 will continue to apply to such Lock-Up Securities after any Transfer of such Lock-Up Securities, and (y) the Transferee of such Lock-Up Securities shall have no rights under this Agreement, unless such Transferee is a Permitted Transferee. Any Transferee of Lock-Up Securities who is a Permitted Transferee of the Transferor pursuant to this Section 1.2 shall be required, at the time of and as a condition to such Transfer, to become a party to this Agreement by executing and delivering a joinder in the form attached to this Agreement as Exhibit A, whereupon such Transferee will be treated as a Party (with the same rights and obligations as the Transferor) for all purposes of this Agreement.

Section 1.3      Definitions. As used in this Agreement, the following terms shall have the following meanings:

“Beneficial Owner” with respect to any Equity Interests, means a Person who directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares: (a) voting power, which includes the power to vote, or to direct the voting of, such Equity Interests or (b) investment power, which includes the power to dispose of, or to direct the disposition of, such Equity Interests. The terms “Beneficially Own” and “Beneficial Ownership” have a correlative meaning.

”Family Member” with respect to any Person means a spouse, lineal descendant (whether natural or adopted) or spouse of a lineal descendant of such Person or any trust created for the benefit of such Person or of which any of the foregoing is a beneficiary.

“Lock-Up Period” means the period commencing on the Effective Date and ending on the date that is six months following the Effective Date.

“Lock-Up Securities” means all Equity Interests of Pubco, including Earnout Shares.

“Permitted Transferee” means with respect to any Person, (a) any Family Member of such Person, (b) any Affiliate of such Person (including any Person controlling or under common control with such Member and any Affiliated investment fund or vehicle), but excluding any Affiliate under this clause (b) who primarily and directly operates or engages in a business which competes with the business of PubCo or the Company, and (c) the equityholders of such Person; provided that any Transfer is an in-kind distribution or dividend to equityholders of any such Person for no consideration. No Affiliated investment fund or vehicle of any Person (excluding portfolio companies) shall be deemed to operate or engage in any such competing business, including as a result of ownership of securities (including a controlling interest) of any portfolio company that primarily and directly engages in or competes with the business of PubCo or the Company so long as such securities are not a majority of the value of all securities held by such Affiliated investment fund or vehicle of such Person.

“Transfer” means, when used as a noun, any voluntary or involuntary, direct or indirect, transfer, sale, pledge, hedge, encumbrance, or hypothecation or other disposition by the Transferor (whether by operation of law or otherwise) and, when used as a verb, the Transferor voluntarily or involuntarily, directly or indirectly, transfers, sells, pledges, hedges, encumbers or hypothecates or otherwise disposes of (whether by operation of law or otherwise), or agrees (in a legally binding manner) to do any of the foregoing, including, in each case, (a) the establishment or increase of a put equivalent position or liquidation with respect to, or decrease of a call equivalent position within the meaning of Section 16 of the Securities Exchange Act with respect to, any security or (b) entry into any swap or other arrangement that transfers to another Person, in whole or in part, any of the economic consequences of ownership of any security, whether any such transaction is to be settled by delivery of such securities, in cash or otherwise. The terms “Transferee,” “Transferor,” “Transferred,” and other forms of the word “Transfer” shall have the correlative meanings. Notwithstanding anything to the contrary contained herein, no Transfer of any direct or indirect interest in: (i) any funds or managed accounts managed by such Holder or one of its Affiliates, or (ii) the general partners, investment managers or advisors of any of the entities included in clause (i) hereof, shall constitute a “Transfer” for purposes of this Agreement.

ARTICLE II
Miscellaneous

Section 2.1      Amendment and Waiver. No amendment of any provision hereof shall be valid unless in writing and signed by PubCo; provided that any such amendment that would be materially adverse in any respect to the Holder shall require the prior written consent of the Holder. No waiver of any provision or condition hereof shall be valid unless the same shall be in writing and signed by the Party against which such waiver is to be enforced. No waiver by any Party of any default, breach of representation or warranty or breach of covenant hereunder, whether intentional or not, shall be deemed to extend to any other, prior or subsequent default or breach or affect in any way any rights arising by virtue of any other, prior or subsequent such occurrence.

Section 2.2      Notices. All notices, demands, requests, instructions, claims, consents waivers and other communications to be given or delivered under this Agreement shall be in writing and shall be deemed to have been given (a) when personally delivered (or, if delivery is refused, upon presentment) or received by email (having obtained electronic delivery confirmation thereof, not to be unreasonably withheld, conditioned or delayed) prior to 5:00 p.m. Eastern Time on a Business Day, and, if otherwise, on the next Business Day, (b) one (1) Business Day following sending by reputable overnight express courier (charges prepaid) or (c) three (3) days following mailing by certified or registered mail, postage prepaid and return receipt requested. Unless another address is specified in writing pursuant to the provisions of this Section 2.2, notices, demands and other communications shall be sent to the addresses indicated below (or to such other address or addresses as the Parties may from time to time designate in writing):

if to PubCo, to:

c/o OP Group Holdings, LLC

222 S. Riverside Plaza, Suite 950

Chicago, Illinois 60606

Attention:	Rebecca Howard
Kevin Hovis
Email:	RHoward@paylinkdirect.com
KHovis@paylinkdirect.com

with a copy (which shall not constitute notice) to:

Kirkland & Ellis LLP

2049 Century Park East, Suite 3700

Los Angeles, California 90067

Attention:	Jonathan Benloulou, P.C.
Evan Roberts

Email:	jonathan.benloulou@kirkland.com
evan.roberts@kirkland.com

if to the Holder, to the name, address and email set forth on the Holder’s signature page hereto.

Section 2.3      Assignment; No Third Party Beneficiaries.

(a)            This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the Parties and their respective successors and permitted assigns. Neither this Agreement nor any of the rights, interests or obligations hereunder may be assinged or delegated by any Party (including by operation of Law) without the prior written consent of the other Parties. Any purported assignment or delegation not permitted unde this Section 2.3(a) shall be null and void.

(b)            Nothing in this Agreement, express or implied, is intended to confer upon any Party, other than the Parties and their respective permitted successors, permitted assigns, heirs and representatives, any rights or remedies under this Agreement or otherwise create any third party beneficiary hereto.

Section 2.4      Termination. The Holder’s obligations under this Agreement shall terminate concurrently with the termination of the Lock-Up Period.

Section 2.5      Severability. Whenever possible, each provision hereof shall be interpreted in such manner as to be effective and valid under applicable Law, but if any provision hereof or the application of any such provision to any Person or circumstance shall be held to be prohibited by or invalid, illegal or unenforceable under applicable Law in any respect by any court of competent jurisdiction, such provision shall be ineffective only to the extent of such prohibition or invalidity, illegality or unenforceability, without invalidating the remainder of such provision, there shall be added automatically as a part hereof a legal, valid and enforceable provision as similar in terms to such illegal, invalid, or unenforceable provision as may be possible.

Section 2.6      Entire Agreement. This Agreement, together with Exhibit A to this Agreement, the BCA, the Company A&R LLCA, and all other Ancillary Agreements, contain the entire agreement and understanding among the Parties with respect to the subject matter hereof and thereof and supersede all prior and contemporaneous agreements, understandings and discussions, whether oral or written, relating to such subject matter in any way (including term sheets and letters of intent). The Parties have voluntarily agreed to define their rights and Liabilities with respect to the transactions contemplated hereby exclusively pursuant to the express terms and provisions hereof, and the Parties disclaim that they are owned any duties or are entitled to any remedies not set forth herein. Furthermore, this Agreement embodies the justifiable expectations of sophisticated parties derived from arm’s-length negotiations and no Person has any special relationship with another Person that would justify any expectation beyond that of an ordinary buyer and an ordinary seller in an arm’s-length transaction.

Section 2.7      Counterparts; Electronic Delivery. This Agreement and any other agreements, certificates, instruments and documents delivered pursuant to this Agreement may be executed and delivered in one or more counterparts and by email, each of which shall be deemed an original and all of which shall be considered one and the same agreement. No Party shall raise the use of email to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of a fax machine or email as a defense to the formation or enforceability of a Contract and each Party forever waives any such defense.

Section 2.8      Governing Law; Waiver of Jury Trial; Jurisdiction. The Law of the State of Delaware shall govern (a) all Proceedings, claims or matters related to or arising from this Agreement (including any tort or non-contractual claims) and (b) any questions concerning the construction, interpretation, validity and enforceability hereof, and the performance of the obligations imposed by this Agreement, in each case without giving effect to any choice-of-law or conflict-of-law rules or provisions (whether of the State of Delaware or any other jurisdiction) that would cause the application of the Law of any jurisdiction other than the State of Delaware. EACH PARTY TO THIS AGREEMENT IRREVOCABLY WAIVES ALL RIGHTS TO TRIAL BY JURY IN ANY PROCEEDING BROUGHT TO RESOLVE ANY DISPUTE BETWEEN OR AMONG ANY OF THE PARTIES (WHETHER ARISING IN CONTRACT, TORT OR OTHERWISE) ARISING OUT OF, CONNECTED WITH, RELATED OR INCIDENTAL TO THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT OR THE RELATIONSHIPS ESTABLISHED AMONG THE PARTIES UNDER THIS AGREEMENT. THE PARTIES FURTHER WARRANT AND REPRESENT THAT EACH HAS REVIEWED THIS WAIVER WITH SUCH PARTY’S LEGAL COUNSEL, AND THAT EACH KNOWINGLY AND VOLUNTARILY WAIVES SUCH PARTY’S JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. Each of the Parties submits to the exclusive jurisdiction of first, the Chancery Court of the State of Delaware or if such court declines jurisdiction, then to the Federal District Court for the District of Delaware, in any Proceeding arising out of or relating to this Agreement, agrees that all claims in respect of the Proceeding shall be heard and determined in any such court and agrees not to bring any Proceeding arising out of or relating to this Agreement in any other courts. Nothing in this Section 2.8, however, shall affect the right of any Party to serve legal process in any other manner permitted by Law or at equity. Each Party agrees that a final judgment in any Proceeding so brought shall be conclusive and may be enforced by suit on the judgment or in any other manner provided by Law or at equity.

Section 2.9      Specific Performance. Each Party acknowledges the rights of each Party under this Agreement are unique and recognize and affirm that if any of the provisions hereof are not performed in accordance with their specific terms or otherwise are breached, money damages would be inadequate (and therefore the non-breaching Party would have no adequate remedy at Law) and the non-breaching Party would be irreparably damaged. Accordingly, each Party agrees that each other Party shall be entitled to specific performance, an injunction or other equitable relief (without posting of bond or other security or needing to prove irreparable harm) to prevent breaches of the provisions hereof and to enforce specifically this Agreement to the extent expressly contemplated herein in any Proceeding, in addition to any other remedy to which such Person may be entitled. Each Party agrees that it will not oppose the granting of specific performance and other equitable relief on the basis that the other Parties have an adequate remedy at Law or that an award of specific performance is not an appropriate remedy for any reason at Law or equity. The Parties acknowledge and agree that any Party seeking an injunction to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in accordance with this Section 2.9 shall not be required to provide any bond or other security in connection with any such injunction.

Section 2.10      Subsequent Acquisition of Shares. Any Equity Interests of PubCo or the Company acquired subsequent to the Effective Date and prior to the expiration of the Lock-Up Period by the Holder shall be subject to the terms and conditions of this Agreement and such shares shall be considered to be “Lock-Up Securities” as such term is used in this Agreement.

[THE REMAINDER OF THIS PAGE IS INTENTIONALLY BLANK]

IN WITNESS WHEREOF, PubCo and Holder have duly executed this Agreement as of the Effective Date.

PUBCO:

Olive Ventures Holding, Inc.

By:
Name:
Title:

[Signature Page to Lock-Up Agreement]

HOLDER

Name:
Address:

Email:

[Signature Page to Lock-Up Agreement]

Exhibit A

Form of Joinder

This Joinder (this “Joinder”) to the Lock-Up Agreement (each as defined below), made as of                        , is between                        (“Transferor”) and                        (“Transferee”).

WHEREAS, as of the date hereof, Transferee is acquiring             Lock-Up Securities (the “Acquired Interests”) from Transferor;

WHEREAS, Transferor is a party to that certain Lock-Up Agreement, dated as of [●], 2021 between Olive Ventures Holding, Inc. (“PubCo”) and                  (the “Lock Up-Agreement”); and

WHEREAS, Transferee is required, at the time of and as a condition to such Transfer, to become a party to the Lock-Up Agreement by executing and delivering this Joinder, whereupon such Transferee will be treated as a Party (with the same rights and obligations as the Transferor) for all purposes of the Lock-Up Agreement.

NOW, THEREFORE, in consideration of the foregoing and the respective covenants and agreements set forth herein, and intending to be legally bound hereby, the parties hereto agree as follows:

Section 1.1      Definitions. To the extent capitalized words used in this Joinder are not defined in this Joinder, such words shall have the respective meanings set forth in the Lock-Up Agreement.

Section 1.2      Acquisition. The Transferor hereby Transfers to the Transferee all of the Acquired Interests.

Section 1.3      Joinder. Transferee hereby acknowledges and agrees that (a) such Transferee has received and read the Lock-Up Agreement, (b) such Transferee is acquiring the Acquired Interests in accordance with and subject to the terms and conditions of the Lock-Up Agreement and (c) such Transferee will be treated as a Party (with the same rights and obligations as the Transferor) for all purposes of the Lock-Up Agreement.

Section 1.4      Notice. Any notice, demand or other communication under the Lock-Up Agreement to Transferee shall be given to Transferee at the address set forth on the signature page hereto in accordance with Section 2.2 of the Lock-Up Agreement.

Section 1.5      Governing Law. This Joinder shall be governed by and construed in accordance with the law of the State of Delaware.

Section 1.6      Counterparts; Electronic Delivery. This Joinder may be executed and delivered in one or more counterparts, by fax, email or other electronic transmission, each of which shall be deemed an original and all of which shall be considered one and the same agreement.

IN WITNESS WHEREOF, this Joinder has been duly executed and delivered by the parties as of the date first above written.

[TRANSFEROR]

By:
Name:
Title:

[TRANSFEREE]

By:
Name:
Title:

Address for notices:

Email: